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                                                                    EXHIBIT 99.2


                               FORM OF PROXY CARD

                               SIERRAWEST BANCORP
      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 27, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 REVOCABLE PROXY


         The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of SierraWest Bancorp, a California corporation ("SierraWest"), and the accompanying Proxy Statement-Prospectus dated April __, 1999, and revoking any proxy heretofore given, hereby constitutes and appoints David W. Clark, Jerrold T. Henley, William W. McClintock and Thomas M. Watson, and each of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of SierraWest standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of the Shareholders of SierraWest to be held at the North Lake Tahoe Conference Center, 8318 North Boulevard, Kings Beach, California, on May 27, 1999, at 4:00 p.m. local time or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and more fully described in the Proxy Statement-Prospectus.

         1. PROPOSAL ONE: THE MERGER. To approve the Agreement and Plan of Merger dated as of February 25, 1999, as amended, among BancWest Corporation, Bank of the West and SierraWest, providing for the merger of both SierraWest and its wholly-owned subsidiary, SierraWest Bank, with and into Bank of the West. The Agreement and Plan of Merger, as amended, is set forth in its entirety as Appendix A to the accompanying Proxy Statement-Prospectus.

_____ FOR              _____ AGAINST             _____ ABSTAIN

         2. ELECTION OF THIRTEEN DIRECTORS. To elect the following persons as directors of SierraWest to serve until the merger is completed or until the next Annual Meeting: David W. Clark, Ralph J. Coppola, William T. Fike, Richard S. Gaston, Jerrold T. Henley, John J. Johnson, Ronald A. Johnson, A. Morgan Jones, Jack V. Leonesio, William W. McClintock, Bernard E. Moore, Gary E. Stein, Thomas
M. Watson.

  _____ FOR (EXCEPT AS MARKED TO THE CONTRARY BELOW) _____ AGAINST_____ ABSTAIN

INSTRUCTION: To withhold authority to vote for any individual nominee strike nominee's name or write that nominee's name in the following space:
___________________________________

         3. OTHER BUSINESS: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof.

                       _____ FOR_____ AGAINST_____ ABSTAIN

      THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS
                   AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
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   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS. THIS
 PROXY, WHEN PROPERLY EXECUTED AND RETURNED TO SIERRAWEST, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF
  THE PROPOSALS. IF OTHER BUSINESS IS PRESENTED, THIS PROXY SHALL BE VOTED IN
            ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.


                                 SHAREHOLDER(S)

                       __________________________________
                                   (Signature)

                       __________________________________
                                   (Signature)

                       __________________________________
                             (No. of Common Shares)

                       Date________________________, 1999
           I/We do____ or do not ____ expect to attend this meeting.



    Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU PLAN
    TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS
                  POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

   To assure a quorum, you are urged to date and sign this Proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.